GOODWILL AND INTANGIBLE ASSETS, NET (Details 1) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
2022	$ 1,136
2023	1,136
2024	1,107
2025	781
2026	781
Thereafter	1,497
Total	$ 6,438	$ 7,629